Deferred Revenues	12 Months Ended
Dec. 31, 2021
Deferred Revenue [Abstract]
Deferred Revenues	Deferred Revenues
Deferred revenues relate to performance obligations for which payments are received from customers prior to the satisfaction of the Company’s obligations to its customers. Deferred revenues primarily consist of amounts allocated to the mobile application, unspecified upgrade rights, and content, and are recognized over the service period of the performance obligations, which range from 5 to 27 months.
Changes in the total deferred revenues balance were as follows:

	For the Year Ended December 31,
	2021	2020
Beginning balance	$1,802	$845
Deferral of revenues	3,554	3,319
Recognition of deferred revenues	(4,121)	(2,362)
Ending balance	$1,235	$1,802
The Company recognized $1,644 and $746 of revenue during the years ended December 31, 2021 and 2020, respectively, that was included in the deferred revenue balance at the beginning of the respective period.